EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2019
Net loss per share:
EARNINGS PER SHARE
NOTE 16:-   EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net loss per share:

	Year ended December 31,
	2019	2018	2017
Numerator:
Net loss	$(8,659)	$(10,415)	$(18,072)

Denominator:
Weighted average number of shares outstanding used in computing basic and diluted net loss per share	34,250,582	33,710,507	33,253,158

Basic and diluted net loss per share	$(0.25)	$(0.31)	$(0.54)